UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2014

CERES, INC.

(Exact Name of registrant as Specified in its charter)

Delaware	001-35421	33-0727287
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1535 Rancho Conejo Boulevard
Thousand Oaks, CA		91320
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 376-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 20, 2014, Ceres, Inc. (the “Company”) provided an updated description of its business in the prospectus included in the Company’s amended registration statement on Form S-1/A (File No. 333-193556) filed with the Securities and Exchange Commission (the “SEC”) on February 20, 2014 (the “Prospectus”). The updated business overview is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The Company also provided updated risk factors in the Prospectus. The updated risk factors supersede in their entirety the risk factors included in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2013 and the Company’s subsequent Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2013. The updated risk factors are filed as Exhibit 99.2 to this Current Report and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Updated description of the Company’s business included in the Prospectus.
99.2	Updated risk factors included in the Prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CERES, INC.

Date: February 20, 2014	By:	/s/ Paul Kuc
Name: Paul Kuc
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Updated description of the Company’s business included in the Prospectus.

99.2	Updated risk factors included in the Prospectus.